Exhibit 99.2

PHH Corporation Investor Presentation First Quarter 2010 Earnings Conference Call April 30, 2010 Exhibit 99.2

Important Disclosures Forward-Looking Statements Statements in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words "believes," "expects," "anticipates," "intends," "projects," "estimates," "plans," "potential," "may increase," "may result," "will result," "may fluctuate," "run rate," "outlook," and similar expressions or future or conditional verbs such as "will," "should," "would," "may" and "could" are generally forward-looking in nature and not historical facts. Certain factors that could cause actual results, performance or achievements to differ materially from those expressed in such forward-looking statements are described under the headings "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Investors are cautioned not to place undue reliance on any forward-looking statements. Except for our ongoing obligations to disclose material information under the federal securities laws and applicable stock exchange listing standards and unless otherwise required by applicable law, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements or to report the occurrence or non-occurrence of anticipated or unanticipated events. Basis of Presentation of Financial Data Unless noted otherwise in this presentation, all reported financial data is being presented as of the period ended March 31, 2010 (unaudited). Non-GAAP Financial Measures This presentation contains certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"), including "Core Earnings." As "Core Earnings" is an incomplete measure of the Company's financial performance and involve differences from segment profit (loss), Income (loss) before income taxes, Net income (loss) attributable to PHH Corporation and Basic earnings (loss) per share attributable to PHH Corporation computed in accordance with GAAP, this non-GAAP financial measure should be considered as supplementary to, and not as a substitute for, segment profit (loss), Income (loss) before income taxes, Net income (loss) attributable to PHH Corporation or Basic earnings (loss) per share attributable to PHH Corporation computed in accordance with GAAP as a measure of the Company's financial performance. The Company believes that this non- GAAP financial measure is useful to investors because it provides a means by which investors can evaluate the Company's underlying core operating performance, exclusive of certain items that investors may consider to be non-core in nature. The Company also believes that any meaningful analysis of the Company's financial performance by investors requires an understanding of the factors that drive the Company's underlying core operating performance as distinguished from the factors that are included in computing segment profit (loss), Income (loss) before income taxes, Net income (loss) attributable to PHH Corporation and Basic earnings (loss) per share attributable to PHH Corporation in accordance with GAAP and that may obscure such core operating performance for a given period or periods. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measure as required by Regulation G are shown in the Appendix attached to this presentation.

Transformation efforts on track $28M in annual run-rate savings completed at the end of Q1 New private-label mortgage launches KeyBank Executing on strategy of signing regional banks and credit unions USE Credit Union (launched early Q210) Northfield Bank (launched early Q210) Strengthened mortgage sales team Mortgage sales initiatives underway Real Estate sales organization restructured Wholesale/Correspondent business expansion Fleet segment net leasing margins continue to improve Began reporting capital allocation by business First Quarter 2010 Accomplishments

First quarter GAAP Net Income of $8M; EPS of $0.15 First quarter core earnings (after-tax) of $13M; core EPS of $0.24 Core earnings (pre-tax) of $26M vs 1Q09 of $86M As expected, margins continued to decline throughout the year from the historic highs recorded in Q109, from 193 bps to 118 bps in Q110, and was the major factor in the decline in core earnings year over year. The year-over-year decline of 12% in mortgage closing volume substantially outperformed an average decline of approximately 30% reported by other leading mortgage originators, which we believe reflects our growth initiatives Transformation Progress Transformation initiatives on track to deliver expected $100M - $120M in annual run rate savings by 2011, delivering an expected $40M benefit to core earnings (pre-tax), net of investment, in 2010 Accelerated program expenses into Q1 and Q2 to ensure achievement of full 2010 annual run-rate savings $28M of annual run-rate savings achieved through quarter-end First Quarter 2010 Results

M Transformation on Plan To Benefit Pre-tax Earnings By At Least $40 Million In 2010 (Quarter by Quarter) Q3 10 Q2 10 Q4 10 Q1 10 $40 MM Total FY 2010 Positive contribution to pre-tax earnings beginning in Q3 +$4 MM Savings -$2 MM $20 MM $26 MM -$8 MM Program Costs

Small Scale Pilot - Early Results Show Promise Description Key Operational Metrics New process Baseline -58% Time per file: Underwriting Hours Cycle time: Registration to closing Days Service: Customer Satisfaction Metric Percent Base Pilot Underwriters review file only when all necessary documentation arrives, eliminating wasteful touches One underwriter assigned per file, reducing file re-learning, re-work, and eliminating need for escalation to helpdesk Milestone driven workflow modulates processor activities to avoid back-loaded reviews, escalations and rushes Junior roles utilized for basic underwriting and processing activities, increasing capacity of high skill resources End to end process redesigned to avoid redundant file touches and ensure holistic underwriting reviews Loan touches: Underwriting Units New process Baseline -73% Baseline New process -24% New process 86 Baseline +12%

Mortgage Production Segment Results Mortgage Production segment profit of $25M for Q110 $7.8B in Q1 originations, in-line with expectations given normal 1st quarter seasonality 44% purchase volume reflects typical 1st quarter low point in purchase cycle Expanded correspondent originations to existing clients, growing to 22% of closings vs 20% in Q4, while maintaining underwriting quality Expanded correspondent origination volume from new initiatives not expected until end of 2nd quarter KeyBank on-line as of March 2010 but full volume impact not expected until ramp-up completed during 2nd Qtr Margins Weighted-average pricing margins of 118 bps for Q110, down from 134 bps in Q409 and 193 bps in Q109 Decline due to a combination of expected margin pressure as industry volume dips and a higher mix of lower-cost correspondent originations

Mortgage Servicing segment loss of $13M and core earnings (loss) (pre-tax) of $(6)M Higher credit-related charges as unemployment anticipated to remain high Credit-related charges up from low Q409 levels Servicing delinquencies dipped from 4.68% at 12/31/09 to 4.33% at 3/31/10, based on UPB, but too early to determine if trend is sustainable We believe that our delinquencies remain at approximately half the industry average, given our strong underwriting policies and procedures Partially offset by lower prepayments vs Q409 as industry volumes decline Weighted-average note rate of 5.2% on the servicing portfolio, down 60 bps from 12/31/08 Quality initiatives underway Process improvements in loss mitigation Optimization of payments via increased usage of ACH Effectiveness enhancements in collections, such as dialer upgrade Mortgage Servicing Segment Results

Fleet Management Services Segment Results Fleet Management Services segment profit of $8M for Q110, which includes: $2M of accelerated transformation expenses $5M of incremental financing costs related to recent changes in funding and capital The benefits of transformation and other initiatives are expected to offset the impact of these items for full year 2010

Economic Outlook U.S. economy showing limited signs of strengthening Unemployment rate remaining in upper single digit range Fed funds rate currently in range of 0 to 25 basis points, expected to increase FNMA forecasted mortgage industry production volumes of $1.3T for full year 2010 Driven by decline in refinancing volume Expiration of federal home-buyer tax credit at the end of April - purchase closings are expected to peak in second quarter Very slow improvement in housing sector Continued government intervention in financial services sector remains likely

Outlook for 2010 - Mortgage Implementing strategy to maintain and grow volume Working with existing private-label clients to ramp up volume Targeting new private-label markets, including regional banks and credit unions Restructuring of our strategic relationship with Realogy to increase capture rate Continue to selectively expand wholesale/correspondent channels Servicing prepayments expected lower as industry volume declines Favorable replenishment rate driven by growth of our origination market share We believe that by becoming a more efficient provider of services, we will increase our competitive position

Outlook for 2010 - Fleet Maintaining industry leadership position in innovation Developing new mobile applications to be introduced through PHH ConnectSM Introducing a new North American Ordering system Marketing to new and existing accounts Re-signing lost accounts Greater focus on both small and government fleets Focus on regaining market share Through cost competitive and differentiated products and services Over 20 new clients signed in Q110 representing potentially over 11,000 units Net leasing revenues and margins continue to improve Funding position strengthened with Q110 Canadian debt issuance 2010 vehicle purchases expected to increase over 25% from prior year

PHH Outlook Transformation on track Revenue initiatives underway Increased production volume Funding execution continues toward completion Overall, we are working to deliver on our goal of core earnings (pre- tax) consistent with 2009 levels

Appendix

Consolidated Results

Core Earnings

Non-GAAP Financial Measures Reconciliation